Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

College Avenue Student Loans, LLC

1105 North Market Street

Wilmington, Delaware 19801

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by College Avenue Student Loans, LLC (the “Company”) and Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loan contracts in connection with the proposed offering of College Ave Student Loans Trust 2017-A, LLC Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 10, 2017, representatives of the Company provided us with a student loan listing with respect to 11,507 student loans (the “Student Loan Listing”). At the Company’s instruction, we randomly selected 100 student loans from the Student Loan Listing (the “Sample Loans”).

In addition, on May 19, 2017, representatives of Barclays, on behalf of the Company, provided us with a computer-generated student loan contract data file and related record layout containing data, as represented to us by the Company, as of the close of business on May 16, 2017, with respect to 12,955 student loan contracts (the “Initial Statistical Loan File”). Further, on May 30, 2017, representatives of the Company provided us with a supplemental data file containing the borrower first name, borrower last name and social security number for each of the 100 Sample Loans (the “Supplemental Data File”). Representatives of the Company instructed to append the Initial Statistical Loan File with the information set forth on the Supplemental Data File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1. Loan number (informational purposes only)	13. Repayment begin date
2. Borrower first name	14. Loan status
3. Borrower last name	15. Last day of enrollment (in-school only)
4. Social security number	16. Deferment/forbearance end date (if applicable)
5. Loan type	17. Grace end date
6. Current state of residence	18. Days past due
7. Original principal balance	19. Number of remaining payments
8. Current interest rate	20. School code
9. Current principal balance	21. School name
10. Loan period begin date	22. Credit score
11. First disbursement date	23. School type
12. Repayment schedule type	24. Loan period end date

We compared Characteristics 2. and 3. to the corresponding information set forth on the Promissory Note, Loan Application or Final Disclosure (collectively, the “Promissory Note”) and to the Company’s servicing system (the “Servicing System”).

We compared Characteristics 4. through 21. to the corresponding information set forth on the Servicing System as of the close of business on May 16, 2017.

We compared Characteristic 22. to a query from the Company’s origination system provided by the Company on May 30, 2017 (the “Credit Score Query”).

Using the school name (as set forth on the Servicing System), we compared Characteristic 23. to the corresponding information set forth on the “College Navigator Website” (https://nces.ed.gov/collegenavigator/).

With respect to our comparison of Characteristic 24., for Sample Loans that indicated a repayment schedule type (as set forth on the Servicing System) of (i) “PI”, we were instructed to recompute the loan period end date by adding (a) the number of remaining payments (as set forth on the Servicing System) to (b) May 16, 2017 and (ii) “FP,” “FD” or “IO”, we were instructed to recompute the loan period end date by adding (a) the total repayment months to (b) the grace end date (each as set forth on the Servicing System).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 24. differences of 30 days or less were deemed to be “in agreement.”

The student loan documents described above, including any information obtained from the Servicing System, Credit Score Query or College Navigator Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 20, 2017

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 20, 2017

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Two differences in school type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 20, 2017

In applying our agreed-upon procedures as outlined above, we noted the following:

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the College Navigator Website

1	360003318951	School type	Private, NFP	Public
1	360003447965	School type	Private, NFP	Public

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.